UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 25, 2021
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 25, 2021, Kennedy Wilson Europe Real Estate Limited (formerly known as Kennedy Wilson Europe Real Estate Plc) (the “Issuer”), a wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company” or “we”), announced its election to redeem, on April 26, 2021 (the “Optional Redemption Date”), £150,000,000 in aggregate nominal amount of its outstanding 3.95% sterling-denominated Bonds due 2022 (the “Bonds”). The Issuer provided notice of such redemption to the holders of the Bonds (the “Bondholders”) in accordance with the terms of the Terms and Conditions of the Bonds (the “Conditions”). In accordance with the Conditions, the aggregate nominal amount of the Bonds called for redemption will be redeemed at the Make Whole Redemption Price (as defined in the Conditions). The Make Whole Redemption Price will be notified to the Bondholders on April 22, 2021, such date being the second business day in London prior to the Optional Redemption Date. As of March 25, 2021, the outstanding aggregate nominal amount of the Bonds is £369,810,000. Following the partial redemption of the Bonds, £219,810,000 in aggregate nominal amount of the Bonds will remain outstanding.

The Company expects the redemption to be completed on April 26, 2021.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Regulatory News Release of Kennedy Wilson Europe Real Estate Limited dated March 25, 2021.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: March 25, 2021